CLIPPER FUNDSM	Schedule of Investments
March 31, 2020 (Unaudited)

	Shares/Units	Value
COMMON STOCK – (95.41%)
COMMUNICATION SERVICES – (17.86%)
Media & Entertainment – (17.86%)
Alphabet Inc., Class A *	39,120	$45,455,484
Alphabet Inc., Class C *	49,582	57,654,445
ASAC II L.P. *(a)(b)	407,313	432,811
Facebook, Inc., Class A *	236,400	39,431,520
	Total Communication Services	142,974,260
CONSUMER DISCRETIONARY – (18.60%)
Automobiles & Components – (0.18%)
Adient plc *	152,809	1,385,978
Consumer Services – (5.27%)
New Oriental Education & Technology Group, Inc., ADR (China)*	389,530	42,162,727
Retailing – (13.15%)
Alibaba Group Holding Ltd., ADR (China)*	124,510	24,214,705
Amazon.com, Inc. *	32,391	63,153,380
Naspers Ltd. - N (South Africa)	84,630	12,027,140
Prosus N.V., Class N (Netherlands)*	84,160	5,892,949
		105,288,174
	Total Consumer Discretionary	148,836,879
ENERGY – (0.69%)
Apache Corp.	1,326,539	5,544,933
	Total Energy	5,544,933
FINANCIALS – (42.49%)
Banks – (12.45%)
Bank of America Corp.	353,910	7,513,509
JPMorgan Chase & Co.	336,092	30,258,363
U.S. Bancorp	742,720	25,586,704
Wells Fargo & Co.	1,263,832	36,271,979
		99,630,555
Diversified Financials – (22.54%)
Capital Markets – (5.49%)
Bank of New York Mellon Corp.	1,305,373	43,964,963
Consumer Finance – (8.28%)
American Express Co.	332,626	28,476,112
Capital One Financial Corp.	749,953	37,812,630
		66,288,742
Diversified Financial Services – (8.77%)
Berkshire Hathaway Inc., Class A *	258	70,176,000
		180,429,705
Insurance – (7.50%)
Life & Health Insurance – (1.59%)
AIA Group Ltd. (Hong Kong)	1,418,970	12,706,356
Property & Casualty Insurance – (5.91%)
Markel Corp. *	51,047	47,366,001
		60,072,357
	Total Financials	340,132,617
HEALTH CARE – (2.38%)
Health Care Equipment & Services – (2.38%)
Quest Diagnostics Inc.	237,270	19,052,781
	Total Health Care	19,052,781

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2020 (Unaudited)

		Shares/Principal	Value
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (8.68%)
Capital Goods – (8.68%)
	Ferguson PLC (United Kingdom)	195,560	$12,091,955
	Raytheon Co.	53,080	6,961,442
	United Technologies Corp.	534,835	50,450,985
		Total Industrials	69,504,382
INFORMATION TECHNOLOGY – (4.71%)
Semiconductors & Semiconductor Equipment – (4.71%)
	Applied Materials, Inc.	389,560	17,849,639
	Intel Corp.	366,500	19,834,980
		Total Information Technology	37,684,619
	TOTAL COMMON STOCK – (Identified cost $631,344,475)		763,730,471
PREFERRED STOCK – (3.17%)
INDUSTRIALS – (3.17%)
Transportation – (3.17%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	524,409	21,637,116
	Didi Chuxing Joint Co., Series B (China)*(a)(b)	91,609	3,779,787
		Total Industrials	25,416,903
	TOTAL PREFERRED STOCK – (Identified cost $24,712,474)		25,416,903
SHORT-TERM INVESTMENTS – (1.45%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.05%, 04/01/20, dated 03/31/20, repurchase value of $6,199,009 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.073%, 04/30/20-04/01/50, total market value $6,322,980)	$6,199,000	6,199,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.04%, 04/01/20, dated 03/31/20, repurchase value of $5,372,006 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 09/01/48-02/01/50, total market value $5,479,440)	5,372,000	5,372,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $11,571,000)		11,571,000
	Total Investments – (100.03%) – (Identified cost $667,627,949)		800,718,374
	Liabilities Less Other Assets – (0.03%)		(226,526)
	Net Assets – (100.00%)		$800,491,848

ADR: American Depositary Receipt

*	Non-income producing security.

(a)
Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $25,849,714 or 3.23% of the Fund's net assets as of March 31, 2020.

(b)	The value of this security was determined using significant unobservable inputs.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2020 (Unaudited)

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2020 (Unaudited)

Fair Value Measurements – (Continued)

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Common Stock:
Communication Services	$142,541,449	$–	$432,811	$142,974,260
Consumer Discretionary	130,916,790	17,920,089	–	148,836,879
Energy	5,544,933	–	–	5,544,933
Financials	327,426,261	12,706,356	–	340,132,617
Health Care	19,052,781	–	–	19,052,781
Industrials	57,412,427	12,091,955	–	69,504,382
Information Technology	37,684,619	–	–	37,684,619
Preferred Stock:
Industrials	–	–	25,416,903	25,416,903
Short-term securities	–	11,571,000	–	11,571,000
Total Investments	$720,579,260	$54,289,400	$25,849,714	$800,718,374

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the three months ended March 31, 2020. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at March 31, 2020 was $(2,813,297). There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges.

	Beginning Balance January 1, 2020	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance March 31, 2020
Investments in Securities:
Common Stock	$424,746	$–	$8,065	$–	$–	$432,811
Preferred Stock	28,238,265	–	(2,821,362)	–	–	25,416,903
Total Level 3	$28,663,011	$–	$(2,813,297)	$–	$–	$25,849,714

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	March 31, 2020	Technique	Input(s)	Amount	an Increase in Input
Investments in Securities:
Common Stock	$432,811	Discounted Cash Flow	Annualized Yield	0.9310%	Decrease

Preferred Stock	25,416,903	Market Approach	Adjusted Transaction Price	$41.26	Increase
Total Level 3	$25,849,714

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
March 31, 2020 (Unaudited)

Federal Income Taxes

At March 31, 2020, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$675,173,163
Unrealized appreciation	248,695,665
Unrealized depreciation	(123,150,454)
Net unrealized appreciation	$125,545,211

Significant Event

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; significant disruptions to business operations (including business closures); disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.

For information regarding the Fund’s other significant accounting policies, please refer to the Fund’s most recent Semi-Annual or Annual Shareholder Report.